SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2003

Wells Real Estate Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25739	58-2328421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2. Acquisition of Assets

Citicorp Englewood Cliffs, NJ Building

On April 30, 2003, Wells Operating Partnership, L.P. (“Wells OP”), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment Trust, Inc. (“Registrant”), purchased a three-story office building containing approximately 410,000 rentable square feet located on an approximately 27-acre tract of land at 111 Sylvan Avenue in Englewood Cliffs, New Jersey (the “Citicorp Englewood Cliffs, NJ Building”) for a purchase price of $70.5 million. The Citicorp Englewood Cliffs, NJ Building was purchased from US Fund Sylvan Avenue, L.P., a Delaware limited partnership not in any way affiliated with the Registrant, Wells OP or Wells Capital, Inc. (the “Advisor”). In order to finance the acquisition of the Citicorp Englewood Cliffs, NJ Building, Wells OP obtained $49,958,125 in loan proceeds by drawing down on its existing line of credit with SouthTrust Bank, N.A.

The Citicorp Englewood Cliffs, NJ Building, which was originally built in 1953 and renovated in 1998, is leased under a net lease (i.e., operating costs and maintenance costs are paid by the tenant) entirely to Citicorp North America, Inc. (“Citicorp North America”), a wholly-owned subsidiary of Citicorp, Inc. (“Citicorp”). Citicorp, the guarantor of the Citicorp North America lease, is a financial services holding company whose four main business segments include consumer financial services, corporate and institutional financial services, investment management services, and private investment services. Citicorp provides its services in approximately 100 countries worldwide.

Since the Citicorp Englewood Cliffs, NJ Building is leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that financial information about the guarantor of the lease, Citicorp, is more relevant to investors than financial statements of the property acquired.

Citicorp currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Citicorp is taken from its previously filed public reports:

	FOR THE FISCAL YEAR ENDED
	12/31/2002	12/31/2001	12/31/2000
	(IN MILLIONS)
CONSOLIDATED STATEMENT OF OPERATIONS DATA:
Revenues	$66,401	$67,266	$64,503
Operating Income	$16,166	$15,221	$12,915
Net Income	$10,709	$9,642	$8,110

	AS OF THE FISCAL YEAR ENDED
	12/31/2002	12/31/2001	12/31/2000
	(IN MILLIONS)
CONSOLIDATED BALANCE SHEET DATA:
Total Assets	$727,337	$646,944	$551,607
Long-Term Debt	$78,372	$81,053	$80,335
Stockholders’ Equity	$73,450	$63,453	$47,865

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For more detailed financial information regarding Citicorp, please refer to the financial statements of Citicorp, Inc., which are publicly available with the SEC at http://www.sec.gov.

The Citicorp North America lease commenced in June 1998 and expires in November 2010. The current annual base rent payable under the Citicorp North America lease is approximately $6.0 million. Citicorp North America has the right, at its option, to extend the initial term of its lease for two additional five-year periods at the then-current market rental rate. Under the Citicorp North America lease, Wells OP, as the landlord, is responsible for maintaining and repairing the structural portions and mechanical systems of the Citicorp Englewood Cliffs, NJ Building.

Wells Management Company, Inc. (“Wells Management”), an affiliate of the Registrant and the Advisor, will manage the Citicorp Englewood Cliffs, NJ Building on behalf of Wells OP and will be paid management and leasing fees in the amount of up to 4.5% of the gross revenues from the Citicorp Englewood Cliffs, NJ Building, subject to certain limitations.

US Bancorp Minneapolis Building

On May 1, 2003, Wells OP purchased a 32-story office building containing approximately 929,694 rentable square feet located at 800 Nicollet Mall, Minneapolis, Minnesota (“US Bancorp Minneapolis Building”) for a purchase price of $174 million from MN-Nicolet Mall, L.L.C. (“Nicolet Mall”), a Delaware limited liability company not in any way affiliated with the Registrant, Wells OP or the Advisor.

The US Bancorp Minneapolis Building was built in 2000 and is located on an approximately 1.2-acre tract of land in downtown Minneapolis, Minnesota. The US Bancorp Minneapolis Building is leased to 29 different tenants.

U.S. Bancorp Piper Jaffray Companies, Inc. (“US Bancorp Piper Jaffray”) leases approximately 718,171 rentable square feet of the US Bancorp Minneapolis Building (77.2%). US Bancorp Piper Jaffray is currently a wholly-owned subsidiary of U.S. Bancorp. U.S. Bancorp, a guarantor of the US Bancorp Piper Jaffray lease, is a financial services holding company having its corporate headquarters in Minneapolis, Minnesota. U.S. Bancorp reported a net worth, as of December 31, 2002, of approximately $18.1 billion. US Bancorp Piper Jaffray provides investment products and services, including securities, mutual funds and annuities, and insurance products, to individuals, institutions and businesses. In February 2003, U.S. Bancorp announced its plan to spin-off its capital markets business unit in late 2003, including US Bancorp Piper Jaffray. In connection with the spin-off, shareholders of U.S. Bancorp will receive a stock dividend of the shares in US Bancorp Piper Jaffray, as a result of which US Bancorp Piper Jaffray will become an independent company and will no longer be a wholly-owned subsidiary of U.S. Bancorp. U.S. Bancorp will remain as a guarantor of the US Bancorp Piper Jaffray lease after the spin-off.

The US Bancorp Piper Jaffray lease commenced in June 2000 and expires in May 2014. The current annual base rent payable under the US Bancorp Piper Jaffray lease is approximately $10.8 million. US Bancorp Piper Jaffray has the right, at its option, to extend the initial term of its lease for one additional six-year period, and two additional five-year periods. US Bancorp Piper Jaffray also has options to lease additional available space in the US Bancorp Minneapolis Building in 2004, 2006, 2008, 2010, and 2012, as well as a right of first refusal to

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lease additional available space beginning in June 2003. Under the US Bancorp Piper Jaffray lease, US Bancorp Piper Jaffray is responsible for its pro rata share of operating and maintenance costs. Wells OP, as the landlord, is responsible for maintaining and repairing the structural portions and mechanical systems of the US Bancorp Minneapolis Building.

The other 28 tenants lease approximately 205,056 rentable square feet (22.1%) of the US Bancorp Minneapolis Building for an aggregate annual base rent payable of approximately $3.7 million. Approximately 6,467 rentable square feet (0.7%) of the US Bancorp Minneapolis Building is currently vacant.

Wells Management will be paid management and leasing fees in the amount of up to 4.5% of gross revenues from the US Bancorp Minneapolis Building, subject to certain limitations. Wells OP has entered into a two-year management agreement with Equity Office Management, L.L.C. (“Equity Office”), an affiliate of the seller of the US Bancorp Minneapolis Building, to serve as the on-site property manager for the US Bancorp Minneapolis Building. The property management fees payable to Equity Office will be paid out of or credited against the fees payable to Wells Management. Equity Office is not in any way affiliated with the Registrant, Wells OP or the Advisor.

Item 7. Financial Statements and Exhibits

(a) Financial Statements. The following financial statements are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III President

Date: May 9, 2003

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Report of Independent Auditors

Shareholders and Board of Directors

Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the US Bancorp Minneapolis Building for the year ended December 31, 2002. This statement is the responsibility of the US Bancorp Minneapolis Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the US Bancorp Minneapolis Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the US Bancorp Minneapolis Building for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

/s/    ERNST & YOUNG LLP

Atlanta, Georgia

May 5, 2003

US Bancorp Minneapolis Building

Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

(in thousands)

Revenues:
Base rent	$12,495
Tenant reimbursements	9,699
Parking revenues	980

Total revenues	23,174
Expenses:
Real estate taxes	5,839
Other operating expenses	2,022
Utilities	1,476
Cleaning	971
Management fee	690
Administrative	646

Total expenses	11,644

Revenues over certain operating expenses	$11,530

See accompanying notes.

US Bancorp Minneapolis Building

Notes to Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

1. Description of Real Estate Property Acquired

On May 1, 2003, Wells Operating Partnership, L.P. (“Wells OP’) acquired the US Bancorp Minneapolis Building, a 929,694 square foot Class A office tower located in Minneapolis, Minnesota, from MN-Nicollet Mall, LLC (“Nicollet Mall”). Total consideration for the acquisition was approximately $174 million, excluding acquisition costs. Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

2. Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, this statement is not comparable to the statement of operations of the US Bancorp Minneapolis Building after its acquisition by Wells OP.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as straight-line rent receivable. The impact of the straight-line rent adjustment increased revenue by approximately $1.6 million for the year ended December 31, 2002.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

US Bancorp Minneapolis Building

Notes to Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

4. Description of Leasing Arrangements

The office and retail space is leased to tenants under leases with terms that vary in length. Certain leases contain reimbursement clauses and renewal options. Nicollet Mall’s interests in all lease agreements were assigned to Wells OP upon its acquisition of the US Bancorp Minneapolis Building.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2003	$14,589
2004	14,645
2005	14,603
2006	13,890
2007	13,161
Thereafter	85,650

$156,538

One tenant, US Bancorp Piper Jaffray Companies, Inc., contributed approximately 73% of rental income for the year ended December 31, 2002. Subsequent to December 31, 2002, this tenant will contribute approximately 86% of the future minimum rental income of those leases in place as of that date.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc., a Maryland Corporation (the “Wells REIT”), included in its annual report on Form 10-K for the year ended December 31, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of December 31, 2002 has been prepared to give effect to the first quarter 2003 acquisitions of the East Point Buildings and the 150 West Jefferson Detroit Building (the “Other Recent Acquisitions”), and the second quarter 2003 acquisitions of the Citicorp Englewood Cliffs, NJ Building and the US Bancorp Minneapolis Building (collectively, the “Recent Acquisitions”) by Wells Operating Partnership, L.P. (“Wells OP”) as if the acquisitions occurred on December 31, 2002.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT. As the sole general partner of Wells OP, Wells REIT possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of Wells REIT.

The following unaudited pro forma statement of income for the year ended December 31, 2002 has been prepared to give effect to the 2002 acquisition of the Vertex Sarasota Building (formerly, the Arthur Andersen Building), the Transocean Houston Building, the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building, the ISS Atlanta Buildings, the PacifiCare San Antonio Building, the BMG Greenville Buildings, the Kraft Atlanta Building, the Nokia Dallas Buildings, the Harcourt Austin Building, the IRS Long Island Buildings, the KeyBank Parsippany Building, the Allstate Indianapolis Building, the Federal Express Colorado Springs Building, the EDS Des Moines Building, the Intuit Dallas Building, the Daimler Chrysler Dallas Building, the NASA Buildings, the Caterpillar Nashville Building, the Capital One Richmond Buildings, the John Wiley Indianapolis Building and the Nestle Los Angeles Building (collectively, the “2002 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2002. The Kerr McGee Property and the AmeriCredit Phoenix Property had no operations during the year ended December 31, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the 2002 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2002. In addition, the pro forma balance sheet includes allocations of the purchase price for certain acquisitions based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

DECEMBER 31, 2002

(in thousands, except share amounts)

(Unaudited)

ASSETS

		Pro Forma Adjustments
	Wells Real Estate	Recent Acquisitions
	Investment Trust, Inc. (a)	Other		Citicorp Englewood Cliffs, NJ		US Bancorp Minneapolis		Pro Forma Total
REAL ESTATE ASSETS, at cost:
Land	$279,185	$11,538	(d)	$10,300	(d)	$10,700	(d)	$312,758
		473	(e)	124	(e)	438	(e)
Buildings, less accumulated depreciation of $63,594	1,683,036	104,435	(d)	60,587	(d)	162,797	(d)	2,022,527
		4,275	(e)	732	(e)	6,665	(e)
Construction in progress	42,746	0		0		0		42,746

Total real estate assets	2,004,967	120,721		71,743		180,600		2,378,031

INVESTMENT IN JOINT VENTURES	83,915	0		0		0		83,915
CASH AND CASH EQUIVALENTS	45,464	(115,973	)(d)	(20,929	)(d)	(173,497	)(d)	257,988
		544,329	(b)
		(21,406	)(c)
RENT RECEIVABLE	19,321	0		0		0		19,321
DEFERRED PROJECT COSTS	1,494	(4,748	)(e)	(856	)(e)	(7,103	)(e)	10,193
		21,406	(c)
DUE FROM AFFILIATES	1,961	0		0		0		1,961
PREPAID EXPENSES AND OTHER ASSETS, NET	4,407	0		0		0		4,407
DEFERRED LEASE ACQUISITION COSTS, NET	1,638	0		0		0		1,638
INTANGIBLE LEASE ASSET	12,060	0		0		0		12,060
INVESTMENT IN BONDS	54,500	0		0		0		54,500

Total assets	$2,229,727	$544,329		$49,958		$0		$2,824,014

LIABILITIES AND SHAREHOLDERS’ EQUITY

(in thousands, except share amounts)

		Pro Forma Adjustments
	Wells Real Estate	Recent Acquisitions
	Investment Trust, Inc. (a)	Other		Citicorp Englewood Cliffs, NJ		US Bancorp Minneapolis	Pro Forma Total
LIABILITIES:
Notes payable	$248,195	$0		$49,958	(d)	$0	$298,153
Obligations under capital lease	54,500	0		0		0	54,500
Intangible lease liability	32,697	0		0		0	32,697
Accounts payable and accrued expenses	24,580	0		0		0	24,580
Due to affiliate	15,975	0		0		0	15,975
Dividends payable	6,046	0		0		0	6,046
Deferred rental income	11,584	0		0		0	11,584

Total liabilities	393,577	0		49,958		0	443,535

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200	0		0		0	200

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 750,000,000 shares authorized, 217,790,874 shares issued and 215,699,717 outstanding at December 31, 2002	2,178	612	(b)	0		0	2,790
Additional paid-in capital	1,929,381	543,717	(b)	0		0	2,473,098
Cumulative distributions in excess of earnings	(74,310)	0		0		0	(74,310)
Treasury stock, at cost, 2,091,157 shares at December 31, 2002	(20,912)	0		0		0	(20,912)
Other comprehensive loss	(387)	0		0		0	(387)

Total shareholders’ equity	1,835,950	544,329		0		0	2,380,279

Total liabilities and shareholders’ equity	$2,229,727	$544,329		$49,958		$0	$2,824,014

(a)	Historical financial information derived from annual report on Form 10-K.

(b)	Reflects capital raised through issuance of additional shares subsequent to December 31, 2002 through US Bancorp Minneapolis acquisition date, net of organizational and offering costs, commissions and dealer-manager fees.

(c)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (b) above.

(d)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.

(e)	Reflects deferred project costs applied to the land and building at approximately 4.094% of the cash paid for purchase.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(in thousands, except per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust, Inc. (a)	Pro Forma Adjustments
		2002 Acquisitions		Recent Acquisitions
				Other		Citicorp Englewood Cliffs, NJ		US Bancorp Minneapolis		Pro Forma Total
REVENUES:
Rental income	$107,526	$98,599	(b)	$13,196	(b)	$6,359	(b)	$13,665	(b)	$239,345
Tenant reimbursements	18,992	9,584	(c)	5,590	(c)	14	(c)	9,699	(c)	43,879
Equity in income of joint ventures	4,700	648	(d)	0		0		0		5,348
Lease termination income	1,409	0		0		0		0		1,409
Interest and other income	7,001	0		0		0		0		7,001

	139,628	108,831		18,786		6,373		23,364		296,982

EXPENSES:
Depreciation	38,780	34,362	(e)	4,348	(e)	2,453	(e)	6,778	(e)	86,721
Interest expense	4,638	9,657	(f)	0		1,993	(f)	0		16,288
Property operating costs	26,949	25,244	(g)	8,742	(g)	63	(g)	10,955	(g)	71,953
Management and leasing fees	5,155	3,196	(h)	846	(h)	287	(h)	1,051	(h)	10,535
General and administrative	3,244	0		0		0		0		3,244
Legal and accounting	1,008	0		0		0		0		1,008

	79,774	72,459		13,936		4,796		18,784		189,749

NET INCOME	$59,854	$36,372		$4,850		$1,577		$4,580		$107,233

EARNINGS PER SHARE, basic and diluted	$0.41									$0.39

WEIGHTED AVERAGE SHARES, basic and diluted	145,633									274,922

(a)	Historical financial information derived from annual report on Form 10-K.

(b)	Rental income is recognized on a straight-line basis.

(c)	Consists of operating costs reimbursements.

(d)	Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of the Wells Fund XIII-REIT Joint Venture related to the John Wiley Indianapolis Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

(e)	Depreciation expense is recognized using the straight-line method and a 25-year life.

(f)	Represents interest expense on lines of credits used to acquire assets, which bear interest at approximately 3.99% for the year ended December 31, 2002 and assumed mortgages on the BMG Direct, BMG Music and Nestle Buildings, which bear interest at 8.5%, 8% and 3.39% for the year ended December 31, 2002, respectively.

(g)	Consists of operating expenses.

(h)	Management and leasing fees are calculated at 4.5% of rental income and tenant reimbursements.

The accompanying notes are an integral part of this statement.